Impairment of long-lived assets	12 Months Ended
Dec. 31, 2022
Impairment Of Long-lived Assets
Impairment of long-lived assets

31  Impairment of long-lived assets

Accounting policy

Impairment of goodwill

As part of the impairment testing procedures, the goodwill arising from a business combination is allocated to a CGU or groups of CGUs that are expected to benefit from the related business combination and is tested at the lowest level that goodwill is monitored by management. Goodwill is tested annually for impairment during the third quarter, regardless of whether there has been an impairment indicator or, more frequently, if circumstances indicate that the carrying amount may not be recovered.

Impairment of long-lived assets

The Company assesses at each reporting date, whether there are indicators that the carrying amount of an asset or CGU, including goodwill balance, may not be recovered. If any indicator exists, such as a change in forecasted commodity prices, a significant increase in operational costs, a significant decrease in production volumes, a reduction in LOM, the cancelation or significant reduction in the scope of a project, market conditions or unusual events that can affect the business, the Company estimates the recoverable amount of the assets or CGUs.

The recoverable amount is estimated by reference to the higher of an asset’s or CGU’s fair value less cost of disposal (“FVLCD”) and its value in use (“VIU”). The recoverable amount is determined for an individual asset unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case, the asset is tested as part of a larger CGU to which it belongs.

If the carrying amount of an asset or CGU exceeds its recoverable amount, the asset or CGU is considered impaired and is reduced to its recoverable amount. Non-financial assets other than goodwill that were adjusted due to impairment are subsequently reviewed for possible reversal of the impairment at each reporting date. Generally, the opposite of indicators that gave rise to an impairment loss would be considered indicators that impairment losses might have to be reversed. If the underlying reasons for the original impairment have been removed or the service potential of the asset or CGU has increased, an assessment of impairment reversals is performed by the Company. Reversals of impairment losses that arise simply from the passage of time or related with prior goodwill impairments are not recognized.

For individual assets, if there is any indicator that an asset become unusable by damage or a decision that would lead the asset to not contribute economically to the Company, it is impaired. In addition, greenfields, projects for which the Company decides to quit exploration and there is no expectation that in the future will bring cash inflows are also impaired.

Impairment of exploration and evaluation costs and development projects costs

Exploration assets representing mineral rights acquired in business combinations, mineral rights, and other capitalized exploration and evaluation costs, as well as development projects costs capitalized included in Property, plant and equipment are tested for impairment in aggregation with CGU or groups of CGUs that include producing assets or tested individually through FVLCD when there are indicators that capitalized costs might not be recoverable. The allocation of exploration and evaluation costs, and development project costs to CGUs or group of CGUs is based on 1) expected synergies or share of producing assets infrastructure, 2) legal entity level, and 3) country level. When testing a CGU or a group of CGUs that include exploration and evaluation costs and development project costs, the Company performs the impairment test in two steps. In the first step, producing assets or group of producing assets are tested for impairment on an individual basis. In the second step, exploration and evaluation costs and development project costs are allocated to a CGU or a group of CGUs and tested for impairment on a combined basis.

Valuation methods and assumptions for recoverable amount based on FVLCD

FVLCD

FVLCD is an estimate of the price that the Company would receive to sell an asset, CGU or group of CGUs in an orderly transaction between market participants at the measurement date, less the cost of disposal. FVLCD is not an entity-specific measurement but is focused on market participants’ assumptions for a particular asset when pricing the asset. FVLCD is estimated by the Company using discounted cash flows techniques (using a post-tax discount rate) and market past transaction multiples (amount paid per ton of minerals for projects in similar stages) for greenfield projects for which resources allocation is under review, although the Company considers observable inputs, a substantial portion of the assumptions used in the calculations are unobservable. These cash flows are classified as level 3 in the fair value hierarchy. No CGUs are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.

VIU

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its current condition and its residual value. VIU is determined by applying assumptions specific to the Company’s continued use and does not consider enhancements or future developments. These assumptions are different from those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) than a FVLCD calculation. Additionally, it is applied to the estimated future cash flows a pre-tax discount rate.

Forecast assumptions

The cash flow forecasts are based on management’s best estimates of expected future revenues and costs, including the future cash costs of production, capital expenditure, and closure, restoration, and environmental costs. The resulting estimates are based on detailed LOM and long-term production plans. When calculating FVLCD, these forecasts include capital and operating expenditures related to expansions and restructurings of both brownfield and greenfield projects that a market participant would consider in seeking to obtain the highest and best use of the asset, considering their evaluation, eventual changes in their scope or feasibility, and their development stage.

The cash flow forecasts may include net cash flows expected to be realized from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included when the Company has confidence it will be converted to reserves. This expectation is usually based on preliminary drilling and sampling of areas of mineralization that are contiguous with existing ore reserves, as well as on the historical internal conversion ratio. Typically, the additional evaluation required for conversion to reserves of such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the producing mine.

For purposes of determining FVLCD from a market participant’s perspective, the cash flows incorporate management’s internal price forecasts that also reflects the view of market participants. The internal price forecasts are developed using a robust model that incorporates market-based supply, demand and cost data. The internal price forecasts used for ore reserve estimation testing and the Company’s strategic planning are generally consistent with those used for the impairment testing.

Cost levels incorporated in the cash flow forecasts are based on the current LOM plan and long-term production plan for the CGU, which are based on detailed research, analysis and iterative modeling to optimize the level of return from investment, output and sequence of extraction. The mine plan considers all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore, process recoveries and capacities of processing equipment that can be used. The LOM plan and long-term production plans are, therefore, the basis for forecasting production output and production costs in each future year.

The discount rates applied to the future cash flow forecasts represent the Company’s estimate of the rate that a market participant would apply to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Company’s weighted average cost of capital is generally used for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual CGUs operate.

With respect to the estimated future cash flows of capitalized exploration assets and development projects, for some assets the Company applies a price to net assets value ratio discount in order to reflect the inherent risk of such projects and that are neither adjusted in the discount rate nor in the future cash flows. The discount is based on the stage of the project and the type of metal.

Critical accounting estimates, assumptions and judgments - Impairment of long-lived assets

Impairment is assessed at the CGU level. A CGU is the smallest identifiable asset or group of assets that generates independent cash inflows. Judgment is applied to identify the Company’s CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals.

External and internal factors are quarterly monitored for impairment indicators. Judgment is required to determine, for example, whether the impact of adverse spot commodity price movements is significant and structural in nature. Also, the Company’s assessment of whether internal factors, such as an increase in production costs and delays in projects, result in impairment indicators require significant judgment. Among others, the long-term zinc price and the discount rate may have a significant impact in the Company’s’ impairment estimations.

The process of estimating the recoverable amount involves the use of assumptions, judgment and projections for future cash flows. These calculations use cash flow projections based on financial and operational budgets for a five-year period. After the five-year period, the cash flows are extended until the end of the useful LOM or indefinitely for the smelters. The smelters cash flows do not use growth rates in the cash flow projections of the terminal value. Management’s assumptions and estimates of future cash flows used for the Company’s impairment testing of goodwill and long-lived assets are subject to risk and uncertainties, including metal prices and macroeconomic conditions, which are particularly volatile and partially or totally outside the Company’s control. Future changes in these variables may differ from management’s expectations and may materially change the recoverable amounts of the CGUs.

Impairment test analysis

During September 2022, the Company performed its annual impairment test for the CGUs to which goodwill has been previously allocated (Mining Peru group of CGUs: Cerro Pasco and Cerro Lindo; and Cajamarquilla), considering available key assumptions included in the strategic planning process which is performed during the third quarter of every year, as well as other variables discussed in such process, and did not identify any net material impairment loss or reversal to be recognized. For Brazillian CGUs (Três Marias System and Juiz de Fora), no impairment indicators were identified, and no impairment test was required for these CGUs.

As of December 31, 2022, the Company identified impairment indicators mainly related to: (i) a CAPEX and costs increase in the Cerro Pasco CGU given the review process started by management in October; and (ii) the Company’s decision not to maintain in its portfolio two of its greenfields projects (Shalipayco and Pukaqaqa) which are included in the Cerro Lindo CGU which is also part of the Mining Peru group of CGUs. The Company also identified impairment reversal indicators related to the performance of metal prices during the fourth quarter of 2022 which led the Company’ sensitivities over the estimated metal price to increase.

The impairment assessment as of December 31, 2022, resulted in the recognition of an impairment reversal of USD 79,529 in the Cerro Pasco CGU, and of an impairment loss of USD 61,856 in the Mining Peru Group of CGUs (goodwill) identified for year 2022. In addition to these economic impairments, the Company recognized individual assets impairments in the amount of USD 10,275, mainly within Assets and projects under construction, and in the amount of USD 39,910, within Mining projects and in relation to the greenfields (Shalipayco and Pukaqaqa) mentioned above. As a result, a net impairment loss of USD 32,512 (after-tax USD 30,971) was registered for the year.

For the year ended on December 31, 2021, the Company performed its annual impairment test, and did not identify impairment provisions or reversals for the period.

For the year ended on December 31, 2020, the Company recognized an impairment loss of USD 557,497.

(a)	Key assumptions used in impairment test

The recoverable amounts for each CGU were determined based on the FVLCD method, which were higher than those determined based on the VIU method.

The Company identified long-term metal prices, discount rate and LOM as key assumptions for the recoverable amounts determination, due to the material impact such assumptions may cause on the recoverable value. Part of these assumptions are summarized below:

	2022	2021	2020
Long-term zinc price (USD/t)	2,787	2,724	2,449
Discount rate (Peru)	6.93%	6.22%	7.22%
Brownfield projects - LOM (years) (i)	From 5 to 14	from 4 to 13	From 5 to 14
(i)	As part of the Cerro Lindo CGU recoverable amount, the Company has included the value of its greenfield projects based on market multiples as disclosed above in the FVLCD section. No impairment indicator was identified for these greenfield projects, other than for Shalipayco and Pukaqaqa.

(b)	Impairment reversal – Cerro Pasco CGU

As mentioned above, the impairment reversal was identified at the CGU level, not being directly related to a single asset. Then, the gain was allocated on a pro rata basis to the following assets:

	Carrying amount prior to impairment reversal	Impairment reversal	Carrying amount after impairment reversal
Property, plant and equipment	124,576	31,258	155,834
Intangible assets	167,913	48,272	216,185
Other net liabilities	(100,379)	-	(100,379)
	192,110	79,529	271,640

The Company performed a stress test on the key assumptions used for the calculation of the recoverable amount of the CGU Cerro Pasco. A decrease of 5% in the long-term LME zinc price to USD 2,648 per ton compared to management´s estimation as of December 31, 2022, would have resulted in an impairment reversal of USD 31,061 (or a decrease in the impairment reversal of USD 48,468). Also, an increase of 5% in the discount rate compared to management´s estimation as of December 31, 2022, would have resulted in an impairment reversal of USD 70,010 (or a decrease in the impairment reversal of USD 9,519).

(c)	Impairment loss - Mining Peru group of CGUs Goodwill

Before the impairment test performed on December 31, 2022, the Mining Peru group of CGU’s included a goodwill of USD 310,938. After the impairment loss mentioned above, the goodwill, included in Intangible assets, has a balance of USD 249,082.

	Carrying amount prior to impairment	Impairment	Carrying amount after impairment
Goodwill- Mining Peru	310,938	(61,856)	249,082

The Company performed a stress test on the key assumptions used for the calculation of the recoverable amount of the Mining Peru group of CGUs. A decrease of 10% in the long-term LME zinc price to USD 2,508 per ton compared to management´s estimation as of December 31, 2022, would have resulted in an impairment loss of USD 88,437 (or an additional impairment loss of USD 26,581).

(d)	Impairment results – Other CGUs

The impairment reversal indicator, identified during the year, also led to an increase in the recoverable amount of the other CGUs included in the Mining Peru group of CGUs.

The Company estimated the amount by which the value assigned to the key assumptions must change in order for the assessed CGUs recoverable amount to be equal to their carrying amount:

CGU	Excess over recoverable amount	Decrease in Long term Zinc (USD/t)		Increase in WACC
		Change	Price	Change	Rate
Cerro Lindo	179,440	(28.1%)	2,003	175.5%	19.1%
Cajamarquilla	407,027	(15.2%)	2,246	41.9%	9.8%